UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 – June 30, 2013

Item 1. Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending June 30, 2013 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$4.97

Market Price		$4.48

Discount		9.9%

	Quarter	Year-to-Date	One Year

Distributions	$0.07	$0.14	$0.27

Market Price Trading Range	$4.27 to $4.64	$4.11 to $4.64	$3.65 to $4.64

Discount Range	7.8% to 10.6%	7.8% to 10.8%	6.8% to 12.3%

Performance

Shares Valued at NAV with Dividends Reinvested	3.20%	12.98%	22.31%

Shares Valued at Market Price with Dividends Reinvested	1.99%	13.88%	19.65%

NASDAQ Composite Index	4.52%	13.43%	17.60%

Russell 3000® Growth Index	2.19%	12.23%	17.56%

S&P 500® Index	2.91%	13.82%	20.60%

Lipper Multi-Cap Growth Mutual Fund Average	2.36%	11.88%	18.15%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 29.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	July 2013

Both the S&P 500® Index and the Dow Jones Industrial Average rose to record highs in the second quarter before volatility returned to the equity market in late May and June to take the edge off a strong quarter. Nevertheless, it was a positive three months, as the S&P 500® gained 2.91 percent and the Dow Jones Industrials advanced 2.92 percent. Building on double-digit gains in the first quarter, these two indices returned 13.82 percent and 15.20 percent, respectively, for the first half of the year.

The technology-oriented NASDAQ Composite Index turned in the best performance of the three indices for the quarter, returning 4.52 percent and bringing its return for the first half to 13.43 percent. While the other two indices rose to record highs, the NASDAQ Composite closed the quarter at 3403.25, well below its all-time closing high of 5048.62 recorded in March 2000.

Washington, not Wall Street, drove markets in the second quarter. The question on investors’ minds was when and how rapidly the Federal Reserve (Fed) would begin to “taper” its program of quantitative easing (QE), initiated in November 2008 to inject massive amounts of liquidity into an economy battered by the credit crisis and Great Recession of 2007-2009. In the search for clues, every word uttered by Fed Chair Ben Bernanke was scrutinized. In addition to the economy beginning to show some strength, investors found enough evidence in Bernanke’s pronouncements to believe that the Fed would taper its QE monetary policy sooner rather than later. As a result, interest rates rose sharply in May and June while uncertainty gripped the equity market. To underscore the level of volatility in the market, between May 22 and the final trading day of the quarter on June 28, the Dow Jones Industrial Average rose or fell by 100 points or more on 19 out of 27 trading days, a rate slightly over 70 percent.

Prior to the onset of interest rate jitters, equity markets rose almost without interruption from January through latter May. While data showed that the economy only grew 1.8 percent in the first quarter, more recent data pointed to a stronger economy in the future. Employers added an average of more than 200,000 jobs a month since November 2012; sales of new homes rose to a five-year high during the quarter, while existing home sales reached a 3 1⁄2 year high; and consumer confidence (as measured by the Conference Board’s monthly study) rose in June to its highest level since January 2008.

Liberty All-Star® Growth Fund turned in a solid quarter. The Fund returned 3.20 percent with shares valued at net asset value (NAV) with dividends reinvested and 1.99 percent with shares valued at market price with dividends reinvested. The Russell 3000® Growth Index gained 2.19 percent for the quarter. As previously noted, the S&P 500® Index returned 2.91 percent; the NASDAQ Composite Index returned 4.52 percent; and the Lipper Multi-Cap Growth Mutual Fund Average gained 2.36 percent. The discount at which Fund shares trade relative to their NAV was largely unchanged from the previous quarter. For the first half, Fund returns were also solid, at 12.98 percent with shares valued at NAV with dividends reinvested and 13.88 percent with shares valued at market price with dividends reinvested. Over the same period, the Russell 3000® Growth Index returned 12.23 percent, while respective returns for the S&P 500, the NASDAQ Composite and the Lipper average were 13.82 percent, 13.43 percent and 11.88 percent. For the trailing year, the Fund outperformed the Russell 3000® Growth Index by 4.75 percent.

Semi-Annual Report (Unaudited) | June 30, 2013	1

President’s Letter	Liberty All-Star® Growth Fund

In keeping with policy, the Fund’s distribution for the second quarter was $0.07. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.38 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

We are pleased to bring shareholders an interview with the Fund’s large-cap growth manager, Craig Blum, CFA, Group Managing Director of TCW Investment Management Company. He shares some interesting thoughts about the economy—shifting from a headwind for growth stocks to a tailwind—and about staying focused on quality companies that are growing their earnings, even when the equity market is beset by short-term volatility.

Investors should be gratified by a very positive first half, and the nervousness that unsettled the equity market late in the second quarter appears to have abated in the early going in the third quarter. We cannot predict what the future holds, obviously, but shareholders can be assured that Fund management will remain diligent and that the Fund’s three growth managers will continue to implement their respective investment strategies with knowledge and skill.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013
1st Quarter	0.07
2nd Quarter	0.07
Total	$11.38

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
ACE Ltd.	2.28%
LinkedIn Corp., Class A	1.72
Cerner Corp.	1.71
Intuitive Surgical, Inc.	1.65
QUALCOMM, Inc.	1.60
Oceaneering International, Inc.	1.58
Google, Inc., Class A	1.58
Under Armour, Inc., Class A	1.57
Splunk, Inc.	1.56
Signature Bank	1.55
Fastenal Co.	1.51
Amazon.com, Inc.	1.50
Starbucks Corp.	1.47
American Tower Corp., Class A	1.42
BioMarin Pharmaceutical, Inc.	1.37
ARM Holdings PLC	1.34
Visa, Inc., Class A	1.33
Salesforce.com, Inc.	1.29
Precision Castparts Corp.	1.29
Core Laboratories N.V.	1.26
30.58%

Economic Sectors*	Percent of Net Assets
Information Technology	29.36%
Consumer Discretionary	17.11
Industrials	15.53
Health Care	10.62
Financials	10.29
Energy	5.99
Consumer Staples	5.16
Materials	1.95
Telecommunication Services	1.42
Other Net Assets	2.57
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
(Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2013.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/13

Purchases
The Advisory Board Co.	13,418	13,418
Celgene Corp.	6,500	6,500
Envestnet, Inc.	31,071	31,071
NVIDIA Corp.	52,750	52,750
Splunk, Inc.	14,350	38,917
Tiffany & Co.	8,548	11,345

Sales
Apple, Inc.	(4,900)	0
Cognizant Technology Solutions Corp., Class A	(13,350)	0
Fusion-io, Inc.	(40,594)	0
Harman International Industries, Inc.	(11,767)	0
Illumina, Inc.	(9,150)	5,450
Life Technologies Corp.	(13,400)	0
Lufkin Industries, Inc.	(12,732)	0
Rackspace Hosting, Inc.	(15,450)	0
rue21, Inc.	(24,206)	0
Vertex Pharmaceuticals, Inc.	(7,550)	0

Semi-Annual Report (Unaudited) | June 30, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET

CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 29 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2013 (Unaudited)

				Market Capitalization Spectrum
				Small		Large
	RUSSELL GROWTH:

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,101	460	575	59	52	31	124*
Weighted Average Market Capitalization (billions)	$1.8	$10.6	$92.3	$2.7	$9.0	$53.8	$21.3
Average Five-Year Earnings Per Share Growth	19%	22%	19%	22%	25%	20%	22%
Average Five-Year Sales Per Share Growth	8%	9%	12%	13%	11%	15%	13%
Price/Earnings Ratio**	23x	22x	19x	31x	27x	27x	28x
Price/Book Value Ratio	5.2x	5.6x	5.5x	5.5x	6.9x	7.4x	6.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

Craig C. Blum, CFA Group Managing Director TCW Investment Management Company

TCW LOOKS PAST SPIKES IN VOLATILITY TO FIND GREAT COMPANIES THAT CONTINUE TO GROW FUTURE EARNINGS

TCW Investment Management Company is Liberty All-Star® Growth Fund’s large-cap manager. TCW’s concentrated growth equity strategy seeks to invest in quality companies with distinct advantages in their business model. Typically, portfolio companies have superior sales growth, cost and/or structural advantages, large served markets and ample free cash flow. We recently had the opportunity to talk with Craig C. Blum, CFA, Group Managing Director, at TCW. ALPS Advisors, Inc. moderated the interview.

The recent headlines have been dominated by Federal Reserve “tapering,” bond market risk, a still-shaky economy and potential problems in China and other countries. How does TCW think about sound portfolio companies versus macro factors that are often fueled by emotion ... but that can, nevertheless, inflict real losses?

The Federal Reserve started talking about conceivably removing monetary stimulus on May 2 and we saw a quick, steep increase in bond yields. Interestingly, though, after a short-lived sell-off stock prices rose, contradicting the idea that higher bond yields would hurt stocks. This development underscores two critical points. First, stock prices and valuations can perform well alongside higher bond yields if the context is constructive. Second, the potential economic and market impact of Fed tapering has been meaningfully over-factored into consensus thinking. Beyond the irrefutable conclusion that a higher interest rate environment can, indeed, coincide with improved sentiment around stock prices, we conclude that stock prices themselves have modestly decoupled from speculation around Fed policy and have instead begun to appropriately track improving economic prospects. This improving environment is happening on the back of what I believe is years of underinvestment, especially in the industrial and capital investment side of the economy. I believe the average age of industrial equipment is a record six years, and the age of the average plant is a record 15 years. This is important because it signals that industrial America still has a lot of catching up to do as the economy begins to normalize.

The other thought is that no one should be surprised that we’re getting a lot of volatility as we move from policy-driven interest rates to market-driven interest rates. This is going to be a multi-year process, and anyone who thinks that stepping back from this huge experiment in central banking is going to be smooth sailing is in for a shock. On balance, tapering is actually a good sign. The Fed has been clear that the timing and degree of tapering are conditional on employment gains and other measures of economic strength. One Fed governor actually said the

Semi-Annual Report (Unaudited) | June 30, 2013	7

Manager Interview	Liberty All-Star® Growth Fund
(Unaudited)

Fed could increase its rate of bond purchases if the economy slows. But, these artificially low interest rates are unhealthy for the economy in kind of a paradoxical way because they channel credit to the government instead of to the real economy to promote private sector lending. If bond yields rise, banks can earn an adequate return on their loans.

Another source of investor nervousness has been an economic slowdown in China. But, once again, there is a positive side to the story in that less demand in China reduces the pressure on commodity prices. So, in this regard, China’s pain is America’s gain.

As a final point on this question, I would say that we at TCW have not changed our strategy one bit. Great companies are going to continue doing great things. We’re still looking for dominant growth businesses that are exploiting key advantages to capture market share and grow future earnings. Despite short-term volatility, long-term investing is all about compounding future earnings power, and that’s what great companies are doing, even in a choppy equity market environment. And now we are seeing the economic environment shift from being a headwind to being a tailwind for these great companies.

You mentioned in the last annual report that you actually welcome volatility, as it affords astute stock pickers the opportunity to generate alpha. Did this scenario play out for you over the May-June period? In what sectors or companies were you able to parlay volatility into a buying opportunity?

One challenge for us has been this rather strange market leadership. Essentially, the stocks that have led the way over the past year have been bond proxies, i.e., stocks that pay significant dividends, and also mature large-cap companies, like some packaged goods companies in the consumer staples sector. Information technology, a traditional growth sector, has actually lagged through this period. Now, we are just beginning to see a rotation into true growth companies, which is our domain. As the world wakes up to the structural improvements going on in the economy we feel we will once again see a premium placed on growth companies.

Do you feel that the volatility created some good buying opportunities for you in the past quarter or the first half?

Categorically, yes. I’m just thinking about new names that we’ve added to the portfolio and some existing portfolio companies where we have increased our position. The latter would include companies such as Google, LinkedIn and Salesforce.com. Among additions to the portfolio, we took advantage of the recent volatility to add some biotech names, such as BioMarin and Celgene, as well as selected consumer discretionary holdings, Starbucks and Tiffany being examples.

What is a recent addition to the portion of the Liberty All-Star® Growth Fund that you manage that exemplifies your approach to large-cap growth investing?

I would cite Splunk, a software business that is a pure play on the explosive growth of big data. I’d call the company the Google of machine data. Splunk software allows IT departments and data centers to index just about any kind of data, including unstructured machine data. As you know, mountains of data are being generated by every software application in the world, constantly, all day, every day. Every application, every click on the Internet, every entry on a Facebook page leaves a logged time stamp in a server somewhere. The challenge is to somehow index all of this data and use it in an intelligent way to help reduce costs and develop better business practices.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

What Splunk is doing is attacking that data with a very low cost and innovative solution that’s going to be hard for any of the big incumbent vendors, like Hewlett-Packard, Microsoft and IBM, to replicate. And these companies aren’t anywhere near Splunk—whose name, by the way, is derived from “spelunking,” the term for exploring caves—in terms of their proprietary technology and ability to index this data at low cost.

What’s also interesting is that the software, because of its low cost and the way it’s priced, is taking on a life of its own, meaning that the way it is being used is expanding beyond the company’s expectations. So, for example, IT departments are buying the software and using it for, say, a basic security application. But, what’s happening is that IT departments are finding wholly new uses beyond what it was intended for. So, it’s a type of viral growth that is really powering the company ahead. The other thing that Splunk did is develop a few hundred applications that sit on top of its software to form an ecosystem around the business. This is similar to what Google did with its Android operating system for smart phones. Splunk is not giving the software away for free. Instead, the idea is to proliferate the software and then let developers build apps specifically for Splunk.

Craig, thank you very much for your insightful comments.

Semi-Annual Report (Unaudited) | June 30, 2013	9

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.43%)
CONSUMER DISCRETIONARY (17.11%)
Auto Components (0.51%)
BorgWarner, Inc.(a)	6,900	$594,435

Automobiles (1.08%)
Tesla Motors, Inc.(a)	6,250	671,437
Thor Industries, Inc.	11,766	578,652

		1,250,089

Distributors (0.96%)
LKQ Corp.(a)	43,304	1,115,078

Hotels, Restaurants & Leisure (3.48%)
Arcos Dorados Holdings, Inc., Class A	50,300	587,504
BJ’s Restaurants, Inc.(a)	31,712	1,176,515
Starbucks Corp.	25,950	1,699,466
Wynn Resorts Ltd.	4,500	576,000

		4,039,485

Internet & Catalog Retail (3.22%)
Amazon.com, Inc.(a)	6,270	1,741,116
priceline.com, Inc.(a)	1,525	1,261,373
Shutterfly, Inc.(a)	13,052	728,171

		3,730,660

Media (0.61%)
Discovery Communications, Inc., Class A(a)	9,200	710,332

Specialty Retail (4.23%)
CarMax, Inc.(a)	12,950	597,772
Dick’s Sporting Goods, Inc.	18,700	936,122
DSW, Inc., Class A	11,400	837,558
Francesca’s Holdings Corp.(a)	28,871	802,325
Tiffany & Co.	11,345	826,370
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	9,000	901,440

		4,901,587

Textiles, Apparel & Luxury Goods (3.02%)
Deckers Outdoor Corp.(a)	14,118	713,100
Fifth & Pacific Cos., Inc.(a)	17,200	384,248
Gildan Activewear, Inc.	14,400	583,344
Under Armour, Inc., Class A(a)	30,574	1,825,574

		3,506,266

CONSUMER STAPLES (5.16%)
Beverages (0.80%)
Monster Beverage Corp.(a)	15,200	923,704

See Notes to Schedule of Investments and Financial Statements.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (2.69%)
Costco Wholesale Corp.	8,450	$934,316
The Fresh Market, Inc.(a)	28,804	1,432,135
PriceSmart, Inc.	8,604	753,969

		3,120,420

Food Products (1.67%)
The Hain Celestial Group, Inc.(a)	14,000	909,580
Mead Johnson Nutrition Co.	13,050	1,033,952

		1,943,532

ENERGY (5.99%)
Energy Equipment & Services (5.99%)
Core Laboratories N.V.	9,610	1,457,453
Dril-Quip, Inc.(a)	13,728	1,239,501
Forum Energy Technologies, Inc.(a)	21,443	652,510
National-Oilwell Varco, Inc.	9,000	620,100
Oceaneering International, Inc.	25,450	1,837,490
Schlumberger Ltd.	15,845	1,135,453

		6,942,507

FINANCIALS (10.29%)
Capital Markets (3.50%)
The Charles Schwab Corp.	43,200	917,136
Financial Engines, Inc.	18,286	833,659
FXCM, Inc., Class A	41,936	688,170
T. Rowe Price Group, Inc.	12,400	907,060
Virtus Investment Partners, Inc.(a)	4,054	714,598

		4,060,623

Commercial Banks (1.55%)
Signature Bank(a)	21,633	1,795,972

Diversified Financial Services (0.62%)
Portfolio Recovery Associates, Inc.(a)	4,637	712,382

Insurance (2.80%)
ACE Ltd.	29,600	2,648,608
Greenlight Capital Re Ltd., Class A(a)	24,562	602,506

		3,251,114

Real Estate Management & Development (1.29%)
FirstService Corp.	28,415	888,821
Zillow, Inc., Class A(a)	10,809	608,547

		1,497,368

Thrifts & Mortgage Finance (0.53%)
BofI Holding, Inc.(a)	13,376	612,888

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	11

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (10.62%)
Biotechnology (3.15%)
Ariad Pharmaceuticals, Inc.(a)	20,650	$361,168
BioMarin Pharmaceutical, Inc.(a)	28,572	1,594,032
Celgene Corp.(a)	6,500	759,915
Ironwood Pharmaceuticals, Inc.(a)	30,950	307,952
Puma Biotechnology, Inc.(a)	14,207	630,365

		3,653,432

Health Care Equipment & Supplies (2.47%)
Intuitive Surgical, Inc.(a)	3,780	1,914,872
Masimo Corp.	21,741	460,909
Neogen Corp.(a)	8,844	491,373

		2,867,154

Health Care Providers & Services (0.82%)
ExamWorks Group, Inc.(a)	44,876	952,718

Health Care Technology (2.37%)
athenahealth, Inc.(a)	9,033	765,276
Cerner Corp.(a)	20,590	1,978,493

		2,743,769

Life Sciences Tools & Services (0.35%)
Illumina, Inc.(a)	5,450	407,878

Pharmaceuticals (1.46%)
Allergan, Inc.	11,900	1,002,456
Zoetis, Inc.	22,265	687,766

		1,690,222

INDUSTRIALS (15.53%)
Aerospace & Defense (3.25%)
B/E Aerospace, Inc.(a)	16,600	1,047,128
HEICO Corp.	11,593	583,939
Precision Castparts Corp.	6,600	1,491,666
TransDigm Group, Inc.	4,122	646,206

		3,768,939

Air Freight & Logistics (0.49%)
Echo Global Logistics, Inc.(a)	28,883	562,930

Commercial Services & Supplies (1.84%)
The Advisory Board Co.(a)	13,418	733,294
Waste Connections, Inc.	34,017	1,399,459

		2,132,753

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (1.25%)
AMETEK, Inc.	9,500	$401,850
Rockwell Automation, Inc.	5,700	473,898
Roper Industries, Inc.	4,600	571,412

		1,447,160

Machinery (2.81%)
Cummins, Inc.	8,600	932,756
Graco, Inc.	11,540	729,443
Middleby Corp.(a)	4,389	746,525
Rexnord Corp.(a)	17,647	297,352
Wabtec Corp.	10,450	558,344

		3,264,420

Professional Services (3.33%)
Huron Consulting Group, Inc.(a)	13,853	640,562
IHS, Inc., Class A(a)	9,510	992,654
Stantec, Inc.	13,363	565,923
Verisk Analytics, Inc., Class A(a)	18,800	1,122,360
WageWorks, Inc.(a)	15,835	545,516

		3,867,015

Road & Rail (0.44%)
Landstar System, Inc.	9,894	509,541

Trading Companies & Distributors (2.12%)
Fastenal Co.	38,120	1,747,802
MSC Industrial Direct Co., Inc., Class A	9,100	704,886

		2,452,688

INFORMATION TECHNOLOGY (29.36%)
Communications Equipment (3.52%)
Aruba Networks, Inc.(a)	43,150	662,784
InterDigital, Inc.	8,734	389,973
Palo Alto Networks, Inc.(a)	15,950	672,452
Polycom, Inc.(a)	47,324	498,795
QUALCOMM, Inc.	30,415	1,857,748

		4,081,752

Electronic Equipment & Instruments (2.17%)
FARO Technologies, Inc.(a)	15,837	535,608
FEI Co.	7,800	569,322
IPG Photonics Corp.	14,163	860,119
National Instruments Corp.	19,845	554,469

		2,519,518

Internet Software & Services (8.31%)
Envestnet, Inc.(a)	31,071	764,347
Equinix, Inc.(a)	6,635	1,225,617
Google, Inc., Class A(a)	2,075	1,826,768

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	13

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Internet Software & Services (continued)
LinkedIn Corp., Class A(a)	11,200	$1,996,960
Liquidity Services, Inc.(a)	36,308	1,258,798
NIC, Inc.	21,727	359,147
SPS Commerce, Inc.(a)	11,919	655,545
Stamps.com, Inc.(a)	25,224	993,573
VistaPrint Ltd.(a)	11,342	559,955

		9,640,710

IT Services (2.38%)
ServiceSource International, Inc.(a)	63,204	589,061
VeriFone Systems, Inc.(a)	37,039	622,626
Visa, Inc., Class A	8,465	1,546,979

		2,758,666

Semiconductors & Semiconductor Equipment (2.43%)
ARM Holdings PLC(b)	42,867	1,550,928
Hittite Microwave Corp.(a)	8,981	520,898
NVIDIA Corp.	52,750	740,082

		2,811,908

Software (10.55%)
ANSYS, Inc.(a)	18,343	1,340,873
Concur Technologies, Inc.(a)	8,044	654,621
FleetMatics Group PLC(a)	22,522	748,406
NetSuite, Inc.(a)	6,200	568,788
RealPage, Inc.(a)	34,619	634,912
Salesforce.com, Inc.(a)	39,270	1,499,329
ServiceNow, Inc.(a)	13,700	553,343
Solera Holdings, Inc.	17,509	974,376
Splunk, Inc.(a)	38,917	1,804,192
Tableau Software, Inc., Class A(a)	3,822	211,815
Ultimate Software Group, Inc.(a)	12,108	1,420,147
VMware, Inc., Class A(a)	11,350	760,337
Workday, Inc., Class A(a)	16,650	1,067,099

		12,238,238

MATERIALS (1.95%)
Chemicals (0.95%)
Praxair, Inc.	9,625	1,108,415

Metals & Mining (1.00%)
Allegheny Technologies, Inc.	21,200	557,772
Silver Wheaton Corp.	30,355	597,083

		1,154,855

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES (1.42%)
Wireless Telecommunication Services (1.42%)
American Tower Corp.	22,500	$1,646,325

TOTAL COMMON STOCKS
(COST OF $84,050,570)		112,989,448

	PAR VALUE
SHORT TERM INVESTMENT (1.91%)
REPURCHASE AGREEMENT (1.91%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/28/13, due 07/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.00%, 03/15/43, market value of $2,272,278 (Repurchase proceeds of $2,219,002) (COST OF $2,219,000)	$2,219,000	$2,219,000

TOTAL INVESTMENTS (99.34%)
(COST OF $86,269,570)(c)		115,208,448

OTHER ASSETS IN EXCESS OF LIABILITIES (0.66%)		762,527

NET ASSETS (100.00%)		$115,970,975

NET ASSET VALUE PER SHARE
(23,316,794 SHARES OUTSTANDING)		$4.97

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	15

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $86,695,671

Gross unrealized appreciation and depreciation at June 30, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$31,250,645
Gross unrealized depreciation	(2,737,868)

Net unrealized appreciation	$28,512,777

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

ASSETS:
Investments at market value (Cost $86,269,570)	$115,208,448
Cash	1,786
Receivable for investment securities sold	1,064,448
Dividends and interest receivable	30,265
Prepaid and other assets	16,939

Total Assets	116,321,886

LIABILITIES:
Payable for investments purchased	82,562
Investment advisory fee payable	78,437
Payable for administration, pricing and bookkeeping fees	30,366
Accrued expenses	159,546

Total Liabilities	350,911

Net Assets	$115,970,975

NET ASSETS REPRESENTED BY:
Paid-in capital	$82,882,368
Overdistributed net investment income	(4,382,647)
Accumulated net realized gain on investments	8,532,376
Net unrealized appreciation on investments	28,938,878

Net Assets	$115,970,975

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	23,316,794

Net Asset Value Per Share	$4.97

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	17

Statement of Operations	Liberty All-Star® Growth Fund
For the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $4,514)	$286,963
Interest	164

Total Investment Income	287,127

EXPENSES:
Investment advisory fee	444,134
Administration fee	111,034
Pricing and bookkeeping fees	35,460
Audit fee	13,668
Custodian fee	20,322
Directors’ fees and expenses	30,110
Insurance expense	3,186
Legal fees	92,519
NYSE fee	13,214
Shareholder communication expenses	40,078
Transfer agent fees	36,923
Miscellaneous expenses	5,082

Total Expenses Before Waiver	845,730
Less fees waived by investment advisor	(40,735)

Total Net Expenses	804,995

Net Investment Loss	(517,868)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	9,433,174
Net change in unrealized appreciation on investments	4,550,523

Net Realized and Unrealized Gain on Investments	13,983,697

Net Increase in Net Assets from Operations	$13,465,829

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012

FROM OPERATIONS:
Net investment loss	$(517,868)	$(733,529)
Net realized gain on investment transactions	9,433,174	5,103,936
Net change in unrealized appreciation on investments	4,550,523	7,662,738

Net Increase in Net Assets From Operations	13,465,829	12,033,145

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,230,493)	–
From net realized gains on investments	–	(5,715,134)
Tax return of capital	–	(1,441,154)

Total Distributions	(3,230,493)	(7,156,288)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,500,742	1,666,589
Shares repurchased through tender offer, net of costs	–	(29,910,946)

Net increase/(decrease) resulting from Capital Share Transactions	1,500,742	(28,244,357)

Net Increase/(Decrease) in Net Assets	11,736,078	(23,367,500)

NET ASSETS:
Beginning of period	104,234,897	127,602,397

End of period (Includes overdistributed net investment income of $(4,382,647) and $(634,286), respectively)	$115,970,975	$104,234,897

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	19

Financial Highlights	Liberty All-Star® Growth Fund

Per Share Operating Performance:
Net asset value at beginning of period
Income from investment operations:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

Less Distributions to Shareholders:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period

Market price at end of period

Total Investment Return For Shareholders:(c)
Based on net asset value
Based on market price

Ratios and Supplemental Data:
Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Financial Highlights

For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$4.54		$4.24	$4.57	$4.00	$3.24	$6.03

(0.02)		(0.03)	(0.05)	(0.04)	(0.02)	(0.03)
0.59		0.54	(0.01)	0.86	1.02	(2.29)
0.57		0.51	(0.06)	0.82	1.00	(2.32)

(0.14)		–	(0.07)	(0.19)	–	–
–		(0.22)	(0.20)	–	–	(0.02)
–		(0.05)	–	(0.06)	(0.24)	(0.45)
(0.14)		(0.27)	(0.27)	(0.25)	(0.24)	(0.47)
–		0.06	–	–	–	–
$4.97		$4.54	$4.24	$4.57	$4.00	$3.24

$4.48		$4.06	$3.81	$4.25	$3.36	$2.60

13.0%	(d)	14.3%	(1.0%)	21.8%	34.6%	(40.0%)
13.9%	(d)	13.8%	(4.4%)	34.8%	40.8%	(51.3%)

$116		$104	$128	$137	$120	$96
1.45%	(e)	1.46%	–	–	–	–
1.52%	(e)	1.51%	1.52%	1.79%	1.44%	1.46%
(0.93%)	(e)	(0.61%)	(1.04%)	(0.95%)	(0.58%)	(0.74%)
26%	(d)	35%	32%	80%	135%	97%

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2013	21

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The following table presents repurchase agreement instruments that are subject to collateral arrangements as of June 30, 2013.

Gross Amounts Not Offset in the
Statement of Financial Position
Net
		Gross	Amounts
		Amounts	Presented
		Offset in the	in the
	Gross	Statement	Statement
	Amounts of	of Assets	of Assets		Cash
	Recognized	and	and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments*	Pledged	Amount
Repurchase Agreement	$2,219,000	$–	$2,219,000	$(2,219,000)	$–	$–
Total	$2,219,000	$–	$2,219,000	$(2,219,000)	$–	$–

*	These amounts do not include the excess collateral received.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report (Unaudited) | June 30, 2013	23

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30,2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$112,989,448	$–	$–	$112,989,448
Short Term Investment	–	2,219,000	–	2,219,000
Total	$112,989,448	$2,219,000	$–	$115,208,448

* See Schedule of Investments for industry classifications

For the six months ended June 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the six months ended June 30, 2013.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of June 30, 2013.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended December 31, 2012, was as follows:

Distributions paid from:
Ordinary income	$–
Long-term capital gain	5,715,134
Return of Capital	1,441,154
Total	$7,156,288

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of June 30, 2013, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross	Gross
	Unrealized	Unrealized
	Appreciation	Depreciation	Net
Cost of	(excess of value over	(excess of tax cost	Unrealized
Investments	tax cost)	over value)	Appreciation
$ 86,695,671	$ 31,250,645	$ (2,737,868)	$ 28,512,777

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

The fund elects to defer to the fiscal year ending December 31, 2013, capital losses recognized during the period from November 1, 2012 to December 31, 2012 in the amount of $55,421.

Semi-Annual Report (Unaudited) | June 30, 2013	25

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Under the terms of the Expense Limitation Agreement between the Fund and ALPS, ALPS has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, ALPS has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that ALPS is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective beginning August 1, 2012 through July 31, 2013.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $28,671,240 and $31,280,980 respectively.

NOTE 6. CAPITAL TRANSACTIONS

On June 21, 2012, the Fund’s Board of Directors authorized the Fund to conduct a tender offer for up to 25% of its outstanding common stock at a price equal to 95% of its net asset value per share (“NAV”) as determined on the day of the tender offer expiration of July 24, 2012. Approximately 9,479,379 shares of common stock or approximately 31.5% of the Fund’s outstanding shares were properly tendered and not withdrawn. The Fund accepted 7,520,088 shares for payment at a price equal to $3.95 per share, which represents 95% of the Fund’s net asset value per share as of July 24, 2012. Because the tender offer was oversubscribed, all tenders of shares were subject to proration in accordance with the terms of the tender offer, including adjustments to avoid purchase of fractional shares. Accordingly, on a pro rata basis, the Fund accepted and purchased approximately 79.3% of the shares properly tendered in the tender offer.

During the six months ended June 30, 2013 and the year ended December 31, 2012, distributions in the amounts of $1,500,742 and $1,666,589, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. During the six months ended June 30, 2013 and the year ended December 31, 2012, such distributions resulted in the issuance of 342,336 and 414,196 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions

Semi-Annual Report (Unaudited) | June 30, 2013	27

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2013 (Unaudited)

declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices
June 30, 2013 (Unaudited)

LIPPER MULTI-CAP GROWTH MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

DOW JONES INDUSTRIAL AVERAGE

A price-weighted measure of 30 U.S. blue-chip companies.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 3000® GROWTH INDEX

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000® GROWTH INDEX (LARGECAP)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

RUSSELL MIDCAP® GROWTH INDEX

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

RUSSELL 2000® GROWTH INDEX (SMALLCAP)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® INDEX

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2013	29

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INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Tané T. Tyler, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

*	Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000543

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

2. Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

3. In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1. ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—        To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—        To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3. In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2013, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 29, 2013

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	August 29, 2013